Dreyfus Variable
Investment Fund,
Growth and Income Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                 The Portfolio
                                              Dreyfus Variable Investment Fund,
                                                    Growth and Income Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas D. Ramos, CFA.

The past year has been both highly volatile and rewarding for many investors in U.S. stocks. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S& P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

These simultaneous highs masked the remarkable narrowness of the stock market's advance in 1999, however. Following the trend established over the past several years, growth-oriented stocks handily outperformed value-oriented stocks. Indeed, until a more broad-based rally in the fourth quarter, stellar performance was generally limited to a handful of highly valued technology and telecommunications companies. In our view, many fundamentally sound companies in other market sectors may be selling at attractive valuations.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Growth and Income Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, Growth and Income Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 1999, the portfolio produced a total return of 16.88%.(1) This performance compares with a total return of 21.03% for the portfolio' s benchmark, the Standard & Poor's 500((reg.tm)) Composite Stock Price Index ("S&P 500")(2) for the same period.

We attribute the portfolio's performance to the surprisingly rapid recovery of global capital markets that occurred during the first half of 1999. During those six months, the portfolio achieved its strongest gains. However, the recovery was especially strong among a narrow group of very large growth stocks, of which the S&P 500 Index was more heavily weighted than the portfolio. As a result, the Index rose more rapidly than the portfolio.

What is the portfolio's investment approach?

The portfolio invests primarily in midsized and large-sized companies that we believe have above-average growth potential and are attractively valued relative to the S& P 500 Index. We generally look to avoid the risks associated with market timing by remaining close to fully invested.

We typically measure a stock' s relative value by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. By examining each company's fundamentals, together with economic and industry trends, we typically look for factors that could trigger a rise in the stock's price, such as new competitive opportunities or internal operational improvements. The result of our approach during the recent 12-month period was a portfolio containing stocks from a number of different market sectors and industries.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The strong rise of the portfolio's benchmark was driven by the performance of a narrow group of companies, many of which were in the volatile technology and communications sectors. While the portfolio benefited from owning significant positions in some of these stocks -- such as semiconductor equipment maker Applied Materials, computer server maker Sun Microsystems and business software developer Oracle -- others failed to meet our investment criteria. As a result, our performance lagged the benchmark.

Nevertheless, the portfolio's technology holdings generally performed strongly throughout the period. In addition to the computer-related technologies mentioned above, the communications technology sector also showed strong growth, driven by rapidly increasing demand for cellular services as well as line-based analog and digital communications. The portfolio benefited with investments in key communications equipment and services companies such as Nortel Networks and Ericsson (LM) Telephone.

Most other sectors remained generally flat or suffered declines during the period. The most significant declines occurred in the consumer staples sector, where concerns about the impact of Internet-based shopping on the food retailing industry hurt stock prices. The portfolio' s holdings in companies such as Albertson' s and Safeway declined as a result. We responded by selling most of our position in these companies. The consumer cyclical sector was also hard hit by rising interest rates, hurting the portfolio's holdings in such companies as Masco and Black & Decker.

The financial industry, which represented the portfolio's second largest group of holdings, was particularly volatile. During the first few months of the period, financial stocks reacted well to the continued strength of the U.S. economy and the apparent stabilization of many global economies. After showing sharp gains, however, many banking and insurance stocks declined in response to rising interest rates. We viewed these declines as buying opportunities, increasing some of our positions in the sector. In mid-October, financial stocks rallied as evi dence mounted that inflation remained in check, then slumped again in December as interest rates edged up again.

What is the portfolio's current strategy?

We adjusted our strategy during the reporting period in an effort to give the portfolio added flexibility to hold stocks that we believe are moderately valued relative to the benchmark, as well as those that we believe are undervalued. In the past, our investment discipline often led us to avoid what we believe are moderately valued stocks with excellent growth potential, or to sell a stock relatively early in its growth cycle, causing the portfolio to miss out on subsequent appreciation.

This adjustment in our strategy benefited the portfolio over the past year by allowing us to purchase shares of moderately priced technology stocks, such as Electronic Data Systems, which later rose sharply. Our modified strategy also allowed us to hold appreciating shares of companies, such as Lexmark International Group and Intel, which subsequently rose further in value.

We have continued to adhere to our disciplined investment approach in seeking attractively priced securities that we believe offer above-average growth potential.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500((reg.tm)) COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio with the Standard and Poor's 500 Composite Stock Price Index and the Wilshire Large Company Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99


                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                    5/2/94            16.88%             24.31%            20.90%


(+)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

(+)(+)  SOURCE: WILSHIRE ASSOCIATES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO ON 5/2/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AS WELL AS TO THE WILSHIRE LARGE COMPANY VALUE INDEX WHICH ARE DESCRIBED BELOW. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/2/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE WILSHIRE LARGE COMPANY VALUE INDEX IS CONSTRUCTED BY USING A BLEND OF PRICE-TO-BOOK AND FORECAST PRICE-TO-EARNINGS RATIOS. THE LARGEST 750 STOCKS IN THE WILSHIRE 5000 ARE RANKED BASED ON A STYLE SCORE THAT IS 75% PRICE-TO-EARNINGS RATIO AND 25% FORECASTED PRICE-TO-EARNINGS RATIO. THE UNIVERSE ALSO IS DIVIDED SO THAT COMPANIES THAT REPRESENT HALF OF THE TOTAL CAPITALIZATION FALL INTO GROWTH AND THE REMAINDER ARE PLACED INTO VALUE. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 1999

COMMON STOCKS--95.9%                                    Shares     Value ($)
--------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.5%

At Home, Cl. A                                          25,300     1,084,737

McGraw-Hill Cos.                                        51,900     3,198,338

Valassis Communications                                 58,500(a)  2,471,625

                                                                   6,754,700

CONSUMER DURABLES--1.0%

Ford Motor                                              42,000     2,244,375

General Motors                                          13,000       944,938

Leggett & Platt                                         63,900     1,369,856

                                                                   4,559,169

CONSUMER NON-DURABLES--3.4%

Anheuser-Busch Cos.                                     12,000       850,500

Estee Lauder, Cl. A                                     24,900     1,255,894

Heinz (H.J.)                                            22,000       875,875

Intimate Brands                                         61,000     2,630,625

Kimberly-Clark                                          48,000     3,132,000

PepsiCo                                                202,000     7,120,500

                                                                  15,865,394

CONSUMER SERVICES--8.0%

AMFM                                                    30,000(a)  2,347,500

Adelphia Communications, Cl. A                          42,100     2,762,812

CBS                                                     92,000(a)  5,882,250

Carnival                                               111,800     5,345,438

Cendant                                                241,600(a)  6,417,500

Clear Channel Communications                            16,000(a)  1,428,000

Gannett                                                 62,000     5,056,875

Infinity Broadcasting, Cl. A                            37,500(a)  1,357,031

McDonald's                                              34,000     1,370,625

Time Warner                                             70,800     5,128,575

                                                                  37,096,606

ELECTRONIC TECHNOLOGY--20.1%

American Tower, Cl. A                                  106,200     3,245,737

Apple Computer                                          16,200(a)  1,665,562

Applied Materials                                       39,000(a)  4,940,813

Boeing                                                  58,000     2,410,625

Cabletron Systems                                       67,300(a)  1,749,800

Compaq Computer                                         40,000     1,082,500

Computer Sciences                                       69,200(a)  6,548,050

                                                               The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares     Value ($)
--------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Ericsson (LM) Telephone, Cl. B, ADR                    104,000     6,831,500

General Dynamics                                        28,000     1,477,000

Hewlett-Packard                                         33,600     3,828,300

Intel                                                  131,900    10,857,019

International Business Machines                         89,000     9,612,000

LSI Logic                                               93,000(a)  6,277,500

Lexmark International Group, Cl. A                      49,300(a)  4,461,650

Motorola                                                40,000     5,890,000

National Semiconductor                                  93,800(a)  4,015,813

Nortel Networks                                         42,000     4,242,000

Sun Microsystems                                        26,000(a)  2,013,375

3COM                                                    30,000(a)  1,410,000

Teradyne                                                67,000(a)  4,422,000

Texas Instruments                                       15,000     1,453,125

United Technologies                                     65,200     4,238,000

                                                                  92,672,369

ENERGY MINERALS--5.0%

Burlington Resources                                    19,000       628,187

Conoco, Cl. A                                           86,000     2,128,500

Exxon Mobil                                             94,723     7,631,134

Royal Dutch Petroleum, ADR                             130,000     7,856,875

Texaco                                                  72,200     3,921,362

USX-Marathon Group                                      36,000       888,750

                                                                  23,054,808

FINANCE--12.9%

American Express                                        16,900     2,809,625

American General                                        31,100     2,359,712

American International Group                            60,620     6,554,538

Associates First Capital, Cl. A                         70,000     1,920,625

Bank of America                                         60,200     3,021,288

Bank of New York                                        55,000     2,200,000

Chase Manhattan                                         69,000     5,360,437

Citigroup                                              174,100     9,673,431

Federal Home Loan Mortgage                              56,600     2,663,738

Federal National Mortgage Association                   97,400     6,081,412

Fleet Boston Financial                                  57,588     2,004,782

Household International                                 23,700       882,825

Morgan (J.P.)                                           17,000     2,152,625


COMMON STOCKS (CONTINUED)                               Shares     Value ($)
--------------------------------------------------------------------------------

FINANCE (CONTINUED)

Morgan Stanley, Dean Witter                             44,600     6,366,650

Wells Fargo                                            108,000     4,367,250

XL Capital, Cl. A                                       25,000     1,296,875

                                                                  59,715,813

HEALTH SERVICES--3.1%

Columbia/HCA Healthcare                                287,100     8,415,619

Wellpoint Health Networks                               92,500(a)  6,099,219

                                                                  14,514,838

HEALTH TECHNOLOGY--5.7%

American Home Products                                  35,000     1,380,312

Baxter International                                    24,000     1,507,500

Bristol-Myers Squibb                                    67,000     4,300,562

Johnson & Johnson                                       52,000     4,842,500

Lilly (Eli)                                             28,900     1,921,850

Merck & Co.                                            113,000     7,578,063

Pharmacia & Upjohn                                      58,600     2,637,000

Warner-Lambert                                          26,000     2,130,375

                                                                  26,298,162

INDUSTRIAL SERVICES--1.3%

Schlumberger                                            93,000     5,231,250

Transocean Sedco Forex                                  18,005       606,537

                                                                   5,837,787

NON-ENERGY MINERALS--.9%

Alcoa                                                   18,000     1,494,000

Weyerhaeuser                                            34,100     2,448,806

                                                                   3,942,806

PROCESS INDUSTRIES--1.8%

Dow Chemical                                            19,000     2,538,875

duPont (E.I.) deNemours                                 37,000     2,437,375

International Paper                                     16,000       903,000

PPG Industries                                          15,000       938,437

Rohm & Haas                                             40,800     1,660,050

                                                                   8,477,737

PRODUCER MANUFACTURING--8.2%

Emerson Electric                                        23,000     1,319,625

General Electric                                       121,000    18,724,750

Georgia-Pacific                                          8,400       426,300

Honeywell International                                146,875     8,472,852

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares     Value ($)
--------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Ingersoll-Rand                                          20,900     1,150,806

Masco                                                  138,300     3,509,362

Tyco International                                     108,400     4,214,050

                                                                  37,817,745

RETAIL TRADE--3.9%

Dayton Hudson                                          104,000     7,637,500

Federated Department Stores                             14,400(a)    728,100

Gap                                                     25,000     1,150,000

Lowes                                                   87,200     5,210,200

May Department Stores                                   48,900     1,577,025

TJX Cos.                                                83,800     1,712,663

                                                                  18,015,488

TECHNOLOGY SERVICES--8.6%

BMC Software                                            33,300(a)  2,661,919

Charter Communications, Cl. A                          210,100(a)  4,595,938

Computer Associates International                      118,000     8,252,625

Compuware                                               66,800(a)  2,488,300

Electronic Data Systems                                 91,000     6,091,313

First Data                                              20,000       986,250

Network Associates                                      77,000(a)  2,054,937

Oracle                                                  76,000(a)  8,516,750

Synopsys                                                61,000(a)  4,071,750

                                                                  39,719,782

UTILITIES--10.5%

AT&T                                                   123,500     6,267,625

Bell Atlantic                                           89,000     5,479,063

Coastal                                                119,800     4,245,413

El Paso Energy                                          25,700       997,481

Enron                                                   52,000     2,307,500

GTE                                                    108,000     7,620,750

MCI WorldCom                                           134,700(a)  7,147,519

Niagara Mohawk Power                                    39,000(a)    543,562

SBC Communications                                     131,000     6,386,250

Sprint                                                  91,600     6,165,825

Texas Utilities                                         32,400     1,152,225

                                                                  48,313,213

TOTAL COMMON STOCKS

   (cost $338,292,723)                                           442,656,417


                                                     Principal

SHORT-TERM INVESTMENTS--3.9%                        Amount ($)     Value ($)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.16%,1/13/2000                                   4,224,000     4,218,551

   4.98%,1/20/2000                                   2,425,000     2,419,689

   4.93%, 2/3/2000                                   9,409,000(b)  9,371,552

   5.05%, 2/10/2000                                  1,416,000     1,408,708

   5.05%, 3/30/2000                                    645,000       636,957

TOTAL SHORT-TERM INVESTMENTS

   (cost $18,046,773)                                             18,055,457
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $356,339,496)         99.8%              460,711,874

CASH AND RECEIVABLES (NET)                      .2%                  680,475

NET ASSETS                                   100.0%              461,392,349

(A)  NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERIAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF FINANCIAL FUTURES

December 31, 1999


                                                          Market Value                     Unrealized
                                                               Covered                   Appreciation
                                            Contracts  by Contracts ($)  Expiration    at 12/31/99 ($)
-----------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                              36      13,357,800   March 2000            484,650


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                            356,339,496   460,711,874

Cash                                                                    297,548

Receivable for investment securities sold                               719,475

Dividends receivable                                                    373,450

Receivable for futures variation margin                                  30,600

Prepaid expenses                                                          1,030

                                                                    462,133,977
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           297,011

Payable for investment securities purchased                             417,897

Accrued expenses                                                         26,720

                                                                        741,628
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      461,392,349
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     357,831,055

Accumulated undistributed investment income--net                        516,936

Accumulated distributions in excess of net

realized gain on investments                                         (1,812,670)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $484,650 net unrealized appreciation
  on financial futures)--Note 4(b)                                  104,857,028
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      461,392,349
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of

Beneficial Interest authorized)                                      18,105,074

NET ASSET VALUE, offering and redemption price per share ($)              25.48

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $35,984 foreign taxes withheld at source)     5,485,354

Interest                                                               820,935

TOTAL INCOME                                                         6,306,289

EXPENSES:

Investment advisory fee--Note 3(a)                                   3,244,091

Prospectus and shareholders' reports                                    52,401

Custodian fees--Note 3(a)                                               45,533

Professional fees                                                       40,146

Trustees' fees and expenses--Note 3(b)                                   5,783

Shareholder servicing costs                                              4,047

Loan commitment fees--Note 2                                             3,376

Miscellaneous                                                           13,095

TOTAL EXPENSES                                                       3,408,472

INVESTMENT INCOME--NET                                               2,897,817
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                   20,330,094

Short sale transactions                                                 (3,618)

Net realized gain (loss) on forward currency exchange contracts        103,192

Net realized gain (loss) on financial futures                        5,429,595

NET REALIZED GAIN (LOSS)                                            25,859,263

Net unrealized appreciation (depreciation) on investments
  [including ($825,850) net unrealized (depreciation)
  on financial futures]                                             39,651,160

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              65,510,423

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                68,408,240

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ------------------------------
                                                     1999              1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,897,817         4,016,926

Net realized gain (loss) on investments        25,859,263       (12,202,953)

Net unrealized appreciation (depreciation)
   on investments                              39,651,160        51,292,044

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   68,408,240        43,106,017
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net                    (2,714,649)       (3,885,893)

From net realized gain on investments         (12,151,955)       (7,167,070)

In excess of net realized gain on investments  (1,809,052)              --

TOTAL DIVIDENDS                               (16,675,656)      (11,052,963)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  43,105,900        98,659,399

Dividends reinvested                           16,675,656        11,052,963

Cost of shares redeemed                       (80,823,642)      (80,895,666)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (21,042,086)       28,816,696

TOTAL INCREASE (DECREASE) IN NET ASSETS        30,690,498        60,869,750
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           430,701,851       369,832,101

END OF PERIOD                                 461,392,349       430,701,851

Undistributed investment income--net              516,936           333,768
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,803,945         4,575,277

Shares issued for dividends reinvested            668,393           497,056

Shares redeemed                                (3,401,483)       (3,835,536)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (929,145)        1,236,797

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                  Year Ended December 31,
                                                                 ---------------------------------------------------------
                                                                 1999        1998        1997         1996        1995
--------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            22.63       20.78       19.55         18.33      11.98

Investment Operations:

Investment income--net                                            .16(a)      .21         .28           .36        .28

Net realized and unrealized
   gain (loss) on investments                                    3.64        2.23        2.79          3.43       7.07

Total from Investment Operations                                 3.80        2.44        3.07          3.79       7.35

Distributions:

Dividends from investment income--net                            (.15)       (.20)       (.28)         (.35)      (.27)

Dividends from net realized gain
   on investments                                                (.70)       (.39)      (1.56)        (2.22)      (.73)

Dividends in excess of net realized
   gain on investments                                           (.10)         --          --            --         --

Total Distributions                                              (.95)       (.59)      (1.84)        (2.57)     (1.00)

Net asset value, end of period                                  25.48       22.63       20.78         19.55      18.33
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                16.88       11.81       16.21         20.75      61.89
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .79         .78         .80           .83        .92

Ratio of net investment income
   to average net assets                                          .67        1.00        1.37          1.96       2.21

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        --           --         --             --        .03

Portfolio Turnover Rate                                         96.26       126.18     180.73        237.44     255.42
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         461,392      430,702    369,832       225,935     71,161

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company, currently offering thirteen series, including the Growth and Income Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $5,587 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D)  DIVIDENDS  TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date.
The portfolio declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain are normally declared
and    paid    annually,    but    the    portfolio

may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $284 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 1999, the portfolio was charged $45,533 pursuant to the custody agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

Each non-affiliated trustee is a Board member of one or more funds comprising a certain group of funds (" Fund Group") within the Dreyfus complex. Effective
January 1, 2000, for their participation as a trustee in a Fund Group, the trustees receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.

(C) During the period ended December 31, 1999, the portfolio incurred total brokerage commissions of $851,094, of which $17,900 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended December 31, 1999:

                                          Purchases                Sales
--------------------------------------------------------------------------------

Long transactions                       398,083,774          399,961,702

Short sale transactions                     447,873              444,255

     TOTAL                              398,531,647          400,405,957

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the
security    declines    between    those

dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. At December 31, 1999,
there    were    no    securities    sold    short    outstanding.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 1999, there were no open forward currency exchange contracts.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract
amount.     The    Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1999 are set forth in the Statement of Financial Futures.

(B) At December 31, 1999, accumulated net unrealized appreciation on investments and financial futures was $104,857,028, consisting of $111,697,089 gross unrealized appreciation and $6,840,061 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Growth and Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Variable Investment Fund, Growth and Income Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 3, 2000

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the portfolio hereby designates $.7960 per share as a long-term capital gain distribution of the $.8060 per share paid on December 29, 1999.

The portfolio also designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.


                        For More Information

                        Dreyfus Variable Investment Fund,
                        Growth and Income Portfolio

                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  108AR9912